Income Taxes	12 Months Ended
Jun. 30, 2016
Income Taxes

7. Income Taxes

The components of the expense for income taxes are as follows:

	2016	2015
Federal: Canada
Current	$203	$(432)
Deferred	(57)	(21)

	146	(453)

Provincial: Canada
Current	156	(332)
Deferred	(44)	(16)

	112	(348)

Foreign:
Current	200	566
Deferred	2,380	319

	2,580	885

Total provision	$2,838	$84

The components of income before income tax expense for income taxes are as follows:

	2016	2015
Domestic	$3,111	$(1,065)
Foreign	5,764	4,804

Total	$8,875	$3,739

The difference between the effective rate reflected in the income tax expense for income taxes and the amount determined by applying the Canadian statutory rate to income before income taxes for the fiscal year ended June 30, 2016 and June 30, 2015 is analyzed below:

	2016	2015
Provision for income taxes at statutory rate	$1,331	$561
Provincial taxes	1,020	(332)
Foreign rate differential	574	1,097
Canadian rate difference	(324)	(59)
Effect of U.S. state rate changes	—	(1,268)
Permanent items	572	121
Prior Year adjustments	(453)	—
Uncertain tax position	143	(192)
Other	(25)	156

	$2,838	$84

Deferred taxes arise because of the differences in the book and tax basis of certain assets and liabilities. Significant components of deferred tax assets and (liabilities) are as follows:

	2016	2015
Deferred tax liabilities
Intangibles	$(24,340)	$(24,873)
Property and equipment	(56,517)	(55,588)

Total deferred tax liabilities	(80,857)	(80,461)

Deferred tax assets:
Net operating loss carry forward	22,053	25,779
Other	17,058	13,461

Total deferred tax assets	39,111	39,240
Valuation allowance	(337)	(337)

Net deferred tax assets	38,774	38,903

Net deferred tax liabilities	$(42,083)	$(41,558)

In fiscal 2015, the Company increased goodwill and net non-current deferred income tax liabilities by $1.9 million to correct the adjustment for purchase price allocation associated with the acquisition of the school bus division of Ayr Coach Lines in July 2006 that was recorded in the fourth quarter of 2014.

It is the Company’s intention to reinvest the undistributed earning of its foreign subsidiaries and thereby indefinitely postpone their remittance. As a result, deferred income taxes have not been provided on undistributed earnings of foreign subsidiaries of the Company. It is not practical to compute the deferred tax liability and as such is not recorded.

The following table summarizes the gross amounts of unrecognized tax benefits without regard to reduction in tax liabilities if such unrecognized tax benefits were settled.

	2016	2015
Balance at July 1,	$455	$1,704
Additions for tax position related to prior year	253	190
Lapse of Statute of Limitation	(180)	—
Effective settlements with tax authorities	—	(1,439)

Balance at June 30,	$528	$455

The total amount of the unrecognized tax benefits, if recognized would favorably impact the effective tax rate by $0.5 million. Not reflected in the amounts above are approximately seventy thousand dollars of interest and penalties for the fiscal years ended June 30, 2016 and 2015, respectively, which are included as a component of the income tax benefit on the consolidated statement of operations.

The Company’s income taxes are subject to review by taxing authorities in both the United States and Canada. The Company’s U. S taxes have been examined through the tax year ended June 30, 2014 and the Company’s Canadian taxes have been examined through the tax year ended June 30, 2012.

At June 30, 2016, the Company has available U.S. net operating loss carry forwards of approximately $54.3 million expiring in the years 2022 through 2034 and Canadian non-capital loss carry forwards of approximately $1.0 million expiring in the years 2025 through 2035. These deferred tax assets are offset by a valuation allowance of approximately $0.3 million.